Exhibit 10.1

To:	Globalstar, Inc.

300 Holiday Square Boulevard

Covington, Louisiana 70433

United States of America

Attention: James Monroe III

From:	BNP Paribas, as the COFACE Agent

Date:	2nd August 2012

By Express Mail and E-mail

Dear Sirs,

Waiver Letter No.10 - COFACE Facility

1.	We refer to:

(a)	the facility agreement dated 5 June 2009 between Globalstar, Inc. as the Borrower, BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank and Crédit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in Schedule 1 thereto as the Original Lenders, as amended from time to time by the Amendment Letters (as such terms is defined in Amendment Letter No.9) (the “Facility Agreement”);

(b)	the reservation of rights letter dated 29 June 2012 from the COFACE Agent to the Borrower (the “Reservation of Rights Letter”); and

(c)	the amendment and waiver request letter dated 3 July 2012 from the Borrower to the COFACE Agent (the “Request Letter”) setting out, among other things, certain Defaults.

2.	Unless otherwise defined herein, terms and expressions defined in the Reservation of Rights Letter shall have the same meaning when used in this letter (the “Letter”).

3.	We write to you in our capacity as COFACE Agent under the Finance Documents acting in our capacity as facility agent and Chef de File for and on behalf of the Finance Parties.

4.	We note that pursuant to paragraph 4.1(b)(i) (Requested waivers and amendments) of the Request Letter, the Borrower has requested an amendment in respect of clause 23.17 (Failure to Bring Satellites in Service) of the Facility Agreement (as amended by Amendment Letter No. 9 to the Facility Agreement dated 6 March 2012 (“Amendment Letter No. 9”)), which provides that an Event of Default will occur if the Borrower has failed to achieve Individual In-Orbit Acceptance with respect to eighteen (18) Satellites delivered under the Satellite Construction Contract by 1 August 2012.

5.	Subject to the terms of this Letter, the Majority Lenders agree to waive a breach solely in respect of Clause 23.17(a)(ii) (Failure to Bring Satellites in Service) of the Facility Agreement (as amended by Amendment Letter No. 9) until 31 December 2012 with effect from the date of the last counter-signature of this Letter by each Obligor.

6.	If the Borrower fails to achieve Individual In-Orbit Acceptance with respect to eighteen (18) Satellites delivered under the Satellite Construction Contract by 31 December 2012, such failure shall constitute an immediate Event of Default without the application of any additional grace period.

7.	This Letter is provided without prejudice to:

(a)	the Reservation of Rights Letter; and

(b)	each Obligor’s continuing obligations under the Finance Documents to which it is a party and which continuing obligations shall remain in full force and effect.

8.	The Borrower shall pay to the COFACE Agent and each COFACE Lender the “Waiver Fee” (as such term is defined in the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement) no later than 10 days after the date of this Letter.

9.	Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this Letter; and

(b)	notwithstanding this Letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not released, discharged or impaired by this Letter.

10.	The following provisions of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to “this Agreement” being construed as references to this Letter: clauses 17 (Costs and Expenses), 35 (Partial Invalidity), 38 (Counterparts), 39 (Governing Law) and 40 (Enforcement).

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11.	This Letter shall constitute a Finance Document.

12.	Any failure by the Borrower to comply with this Letter shall constitute an Event of Default pursuant to clause 23.3 (Other Obligations) of the Facility Agreement (other than those obligations and/or provisions which if not complied with would result in an Event of Default under another sub-clause of clause 23 (Events of Default) of the Facility Agreement).

13.	Other than in respect of each Finance Party, a person who is not a party to this Letter may not rely on it and the terms of the Contracts (Rights of Third Parties) Act 1999 are excluded.

Please confirm your acceptance of and agreement to, the provisions of this Letter by signing and dating the enclosed copy of this Letter and returning it to the COFACE Agent.

Yours faithfully

/s/ Fabrice Pruvost

/s/ E. Galzy

For and on behalf of

BNP Paribas

as COFACE Agent for and on behalf of the Finance Parties

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Acknowledged and agreed

For and on behalf of

Globalstar, Inc.

as Borrower

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

Thermo Funding Company LLC

as Obligor

/s/ James Monroe III

By: James Monroe III

Title: Manager
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

GSSI, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

Globalstar Security Services, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

Globalstar C, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

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Acknowledged and agreed

For and on behalf of

Globalstar USA, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

Globalstar Leasing LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

Spot LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

ATSS Canada, Inc.

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

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Acknowledged and agreed

For and on behalf of

Globalstar Brazil Holdings, L.P.

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

GCL Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

GUSA Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

Acknowledged and agreed

For and on behalf of

Globalstar Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 8/9/12

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